United Community Bancorp
Hickory, North Carolina

Steve Aaron

President

Holding Company Structure


United Community Bancorp
Catawba Valley Bank
Viewmont
West Hickory
Springs Road
Newton-Conover
Mortgage Center
First Gaston Bank
Gastonia
Belmont
Mt. Holly
Stanley
Valley Financial Services

Locations


Hickory
Winston-Salem
Asheville
Gastonia
Charlotte

Board of Directors
Catawba Valley Bank

- Steve Ikerd *(Chairman)*
- Bob King *(Vice Chairman)*
- Steve Aaron
- Chip Huffman
- Pete Huntley
- Pat Moss
- Todd Propst, Jr.
- Howard Pruitt
- William Sigmon, Jr.

Board of Directors
First Gaston Bank

- John D. Bridgeman
- William J.P. Carstarphen
- David E. Cline
- Ronald W. Digby, M.D.
- Loretta Dodgen, PhD
- W. Alex Hall
- Douglas R. Harris
- Henry T. Howe
- John P. Judson
- James B. Macomson
- Thomas C. Watson, Jr.
- Johnathan D. Williams, M.D.

Board of Directors
United Community Bancorp

- Steve Aaron
- Steve Ikerd
- Pete Huntley
- Howard Pruitt
- Alex Hall
- David Cline
- Loretta Dodgen, Ed. D.
- Ray McKenney, Jr.

Management

Steve Aaron
President, CEO

Susan Mikels
Chief Financial Officer, Treasurer

Alex Hall
Executive Vice President

Marty Lowder
Secretary

Characteristics
Catawba Valley Bank

- Community-based banking
  - Hub to market of 350,000 people
  - Fourth largest metro area in state
  - Population increase at 19.7%
  - Median household income: $38,456
  - $1.8 billion in deposits in 50 bank offices in Catawba County

Characteristics
First Gaston Bank

- **Community-based banking**
  - Gaston County is home to 190,000 people
  - Population increase at 8.9%
  - Adjacent county to Charlotte/Mecklenburg County
  - Median household income: $36,580
  - $1.6 billion in deposits in 57 bank offices in Gaston County

Characteristics
United Community Bancorp

- **Community-based banking**
  - Assets of more than $300 million
  - 8 branches surrounding towns west of Charlotte
  - Stockholders equity of more than $30 million
  - Nearly 3,000 stockholders
  - Outstanding shares of 2.7 million
  - Two distinctive and separate markets, with shared common expenses

Characteristics
United Community Bancorp

- **Management strength** **(Catawba Valley Bank):** **Steve Aaron** ***(President),*** Joe Tripp ***(Senior Vice President for lending),*** Carole Teague ***(Senior Vice President for retail banking),*** Marty Lowder ***(Chief Financial Officer)*** **combine 115 years banking experience**
- **Management strength** **(First Gaston Bank):** **Alex Hall** ***(President),*** **Mark Skillestad** ***(Executive Vice President),*** **Dan Boyd** *(Executive Vice President),* **Susan Mikels** ***(Chief Financial Officer),*** **Kim Cooke** ***(Senior Vice President for operations)*** **combine 98 years banking experience**

Characteristics

- Old-fashioned service, innovative products
  - Full service banking
  - Competitive pricing
  - Loan officer at each office
  - Investment services
  - Internet banking
  - Telebank
  - ATM network

Promises, commitment to service

- Longer hours (and Saturday banking)
- Faster response
- Experienced employees
- Familiar faces
- Fewer waits
- Accurate banking

Vision

- Become $1 billion bank holding company in 5 years (2006)
- Create franchise located in high growth markets between Winston-Salem and Asheville
- Create a highly liquid valuable stock
- Be a high performance bank holding company
- Continue hands-on personal service that is successful to both banks
- Provide a good place for employees to work

Goals

- ROA greater than 1.25 annually
- ROE greater than 14
- Assets-to-employee ratio no less than $4 million
- Efficiency ratio: 50-55 (two-year goal), 45-50 (five-year goal)
- Leverage capital to 8.0%

Market Share
Catawba Valley Bank



35
30
25
20
15
10
5
0
BB&T
Peoples Bank
Bank of Granite
First Union
Catawba Valley Bank
First Citizens
Wachovia
High Street
Bank of America
Centura
CCB
28.82
17.7
14.08
13.85
6.45
6.24
5.85
3.43
2.17
1.11
0.3

Market Share
First Gaston Bank



BB&T
Wachovia
First Union
Gaston Federal
Bank of America
Centura
CCB
First Gaston
Belmont Federal
Cherryville Federal
Fidelity
South Trust
First Nat'l Shelby
35
30
25
20
15
10
5
0
32.42
10.2
10.04
10
6.98
5.86
5.86
5.02
4.27
3.37
2.34
1.86
1.8

Total Assets
(in millions)



350
300
250
200
150
100
50
0
65
54
119
90
70
160
118
86
204
156
112
278
186
133
319
1997
1998
1999
2000
2001
Catawba Valley Bank
First Gaston Bank
Combined

Total Capital
(in millions)



35
30
25
20
15
10
5
0
8
6
13
14
6
24
15
10
25
17
11
28
19
13
32
1997
1998
1999
2000
2001
Catawba Valley Bank
First Gaston Bank
Combined

Net Income
(in thousands)



3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
236
1,197
1,697
2,679
2,851
1997
1998
1999
2000
2001
Catawba Valley Bank
First Gaston Bank
Combined

Noninterest Income
(in thousands)



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
756
1,265
1,480
1,854
3,691
1997
1998
1999
2000
2001
Catawba Valley Bank
First Gaston Bank
Combined

Efficiency Ratio


120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
.76
.64
.56
.58
.67
1997
1998
1999
2000
2001
Catawba Valley Bank
First Gaston Bank
Combined

Asset Quality

(Loans 90 days past due and loans on nonaccrual)



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
.12
.12
.49
.12
.12
1997
1998
1999
2000
2001
Catawba Valley Bank
First Gaston Bank
Combined

Return on Average Assets



1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
.24
.86
.92
1.14
.98
1997
1998
1999
2000
2001
Catawba Valley Bank
First Gaston Bank
Combined

Return on Average Equity


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
1.72
6.83
7.60
9.97
8.82
1997
1998
1999
2000
2001
Catawba Valley Bank
First Gaston Bank
Combined

2002 Projections
United Community Bancorp

	2001	2002
Total Assets:	$319.1 million	$373.7 million
Total Deposits:	$264.1 million	$312.0 million
Net Income	$2.9 million	$4.1 million
Noninterest Income:	$3.5 million	$3.5 million
Total Loans	$226.7 million	$263.5 million
Efficiency Ratio:	67.1%	53.49%
Return On Assets:	.98%	1.19%
Return On Equity	8.82%	11.84%
Basic Earnings EPS	$1.03	$1.51

Holding Company Structure

- Currently a two bank company
- One financial services company
- Small CAP market: NASDAQ
- Market makers:
  - IJL/Wachovia
  - Trident Securities
  - Scott Stringfellow
  - Sterne, Agee & Leach